UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 25, 2006


                          Scores Holding Company, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

             Utah                       000-16665                 87-0426358
             ----                       ---------                 ----------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


          533-535 West 27th St., New York, NY              10001
          ------------------------------------             -----
        (Address of Principal Executive Offices)         (Zip Code)


                                 (212) 868-4900
              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

      On September 12, 2006, we entered into an Employment Agreement, dated September 12, 2006 (the "September 12, 2006 Employment Agreement") with our Chairman, President, and CEO, Richard Goldring. The scope of the September 12, 2006 Employment Agreement exceeded what was authorized by a resolution of our Board of Directors (the "Board Resolution"). The Company and Mr. Goldring understand that the September 12, 2006 Employment Agreement was entered into in error and not in accord with the Board Resolution. Therefore, to rectify the error, the Company and Mr. Goldring have entered into an agreement to rescind the September 12, 2006 Employment Agreement and to reinstate the original Employment Agreement of March 31, 2003.

Item 9.01 Financial Statements and Exhibits

Exhibit 10.1 Rescission Agreement, dated September 25, 2006, between the Company and Richard Goldring.

Exhibit 10.2 Employment Agreement, dated March 31, 2003, between Scores Holding Company, Inc. and Richard Goldring.(1)

(1) Incorporated by reference to Exhibit 10.4 to our Current Report on Form 8-K filed on April 16, 2003 with the Securities and Exchange Commission.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Scores Holding Company, Inc.


Dated:  September 25, 2006              By: /s/Richard Goldring
                                            ------------------------------------
                                            Richard Goldring, President and
                                            Chief Executive Officer